                                                                   EXHIBIT. 3.36

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                           -------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EVERGREEN MEDIA CORPORATION OF CHARLOTTE", CHANGING ITS NAME FROM "EVERGREEN MEDIA CORPORATION OF CHARLOTTE" TO "CHANCELLOR MEDIA CORPORATION OF CHARLOTTE", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF OCTOBER, A.D. 1997, AT 4:30 O'CLOCK P.M.

        A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                       [SEAL]           /s/ EDWARD J. FREEL
                                        -----------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION: 8710098

                                                  DATE: 10-20-97

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                    EVERGREEN MEDIA CORPORATION OF CHARLOTTE

        Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, Evergreen Media Corporation of Charlotte (the "Corporation"), a Delaware corporation, hereby certifies that:

        1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

             FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

             "CHANCELLOR MEDIA CORPORATION OF CHARLOTTE"

        2. The Sole Director and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

        IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 17th day of October, 1997.


                                        EVERGREEN MEDIA CORPORATION
                                        OF CHARLOTTE,
                                        a Delaware Corporation

                                        By: /s/ OMAR CHOUCAIR
                                           ---------------------------
                                        Name:  Omar Choucair
                                        Title: Vice President

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                                 --------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO
HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "BROADCASTING PARTNERS OF CHARLOTTE, INC.", CHANGING ITS NAME
FROM "BROADCASTING PARTNERS OF CHARLOTTE, INC." TO "EVERGREEN MEDIA CORPORATION OF CHARLOTTE", FILED IN THIS OFFICE ON THE TWELFTH DAY OF MAY, A.D. 1995, AT 4:21 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.









                                          /s/ EDWARD J. FREEL
                                        ---------------------------------------
                                         Edward J. Freel, Secretary of State

            [SEAL]                      AUTHENTICATION:  7504899

                                        DATE:    05-12-95

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                    BROADCASTING PARTNERS OF CHARLOTTE, INC.


     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Broadcasting Partners of Charlotte, Inc. (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                   "Evergreen Media Corporation of Charlotte"

     2. The Board of Directors and Stockholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by Matthew E. Devine, its assistant secretary, on this 12th day of May, 1995.




                                      BROADCASTING PARTNERS OF CHARLOTTE, INC.,
                                        a Delaware corporation




                                      By  /s/ MATTHEW E. DEVINE
                                         --------------------------------------
                                          Matthew E. Devine
                                          Assistant Secretary

                          CERTIFICATE OF INCORPORATION
                                       OF
                    BROADCASTING PARTNERS OF CHARLOTTE, INC.

                                   * * * * *

        I, THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify as follows:

        FIRST: The name of the Corporation is:

                    BROADCASTING PARTNERS OF CHARLOTTE, INC.

        SECOND: Its registered office is to be located at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware. The name of its registered agent at such address is The Corporation Trust Company.

        THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

        FOURTH: The total number of shares of stock which the Corporation is authorized to issue is one thousand (1,000) shares of Common Stock, $.01 par value.

        FIFTH: The name and mailing address of the single incorporator is:

        Name                              Mailing Address
        ----                              ---------------
John Francis Fitzpatrick                  1 Chase Manhattan Plaza
                                          New York, New York 10005

The power of the incorporator as such shall terminate upon the filing of this Certificate of Incorporation.

        SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the By-Laws of the Corporation.

        SEVENTH: Election of directors need not be by ballot unless the By-Laws of the Corporation so provide.

        EIGHTH: The Corporation shall, to the extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time, indemnify each person whom it may indemnify pursuant thereto. A Director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the Delaware Corporation Law as the same exists or may hereafter be amended. No repeal or modification of this Article nor, to the fullest extent permitted by law, any modification of law, shall adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

        NINTH: Each person who is or was a director or officer of the Corporation (and the heirs, executors or administrators of such person) who was or is made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law as the same exists or may hereafter be amended. The right to indemnification conferred in this Article shall also include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition to the fullest extent authorized by applicable law as the same exists or may hereafter be amended. The right to indemnification conferred in this Article shall be a contract right.

        The Corporation may, by action of its board of directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the board of directors shall determine to be appropriate and authorized by applicable law as the same exists or may hereafter be amended.

        The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability or loss incurred by such person in any such capacity, whether or not the Corporation would have the power to indemnify such person in any such capacity and whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under applicable law as the same exists or may hereafter be amended.

        The rights and authority conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation or by-laws of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise.

        TENTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation in any manner permitted by the General Corporation Law of the State of Delaware, as amended from time to time, and all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

        IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of June, 1988.


                                        /s/ JOHN FRANCIS FITZPATRICK
                                        --------------------------------
                                        John Francis Fitzpatrick

                               BOOK 728 PAGE 123                       PAGE 1



                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE


                             ---------------------


        I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF BROADCASTING PARTNERS OF CHARLOTTE, INC. FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF JUNE, A.D. 1988, AT 10 O'CLOCK A.M.






[SEAL]                                 /s/ MICHAEL HARKINS
                                       ----------------------------------------
                                       Michael Harkins, Secretary of State




                                       AUTHENTICATION:  1756581
                                                 DATE:  06/21/1988

                           BOOK 728         PAGE 124                    FILED

                                                                     JUN 21 1988


                          CERTIFICATE OF INCORPORATION

                                       OF

                    BROADCASTING PARTNERS OF CHARLOTTE, INC.


                                   * * * * *


        I, THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify as follows:

        FIRST: The name of the Corporation is:

                    BROADCASTING PARTNERS OF CHARLOTTE, INC.

        SECOND: Its registered office is to be located at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware. The name of its registered agent at such address is The Corporation Trust Company.

        THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

        FOURTH: The total number of shares of stock which the Corporation is authorized to issue is one thousand (1,000) shares of Common Stock, $.01 par value.

        FIFTH: The name and mailing address of the single incorporator is:

                Name                        Mailing Address
                ----                        ---------------
        John Francis Fitzpatrick            1 Chase Manhattan Plaza
                                            New York, New York 10005

The power of the incorporator as such shall terminate upon the filing of this Certificate of Incorporation.

        SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the By-Laws of the Corporation.

        SEVENTH: Election of directors need not be by ballot unless the By-Laws of the Corporation so provide.

                               BOOK 728 PAGE 125

        EIGHTH: The Corporation shall, to the extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time, indemnify each person whom it may indemnify pursuant thereto. A Director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the Delaware Corporation Law as the same exists or may hereafter be amended. No repeal or modification of this Article nor, to the fullest extent permitted by law, any modification of law, shall adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

        NINTH: Each person who is or was a director or officer of the Corporation (and the heirs, executors or administrators of such person) who was or is made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law as the same exists or may hereafter be amended. The right to indemnification conferred in this Article shall also include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition to the fullest extent authorized by applicable law as the same exists or may hereafter be amended. The right to indemnification conferred in this Article shall be a contract right.

        The Corporation may, by action of its board of directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the board of directors shall determine to be appropriate and authorized by applicable law as the same exists or may hereafter be amended.

        The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability or loss

                               BOOK 728  PAGE 126


incurred by such person in any such capacity, whether or not the Corporation would have the power to indemnify such person in any such capacity and whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under applicable law as the same exists or may hereafter be amended.

        The rights and authority conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation or by-laws of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise.

        TENTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation in any manner permitted by the General Corporation Law of the State of Delaware, as amended from time to time, and all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

        IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of June, 1988.


  RECEIVED FOR RECORDER                 /s/ JOHN FRANCIS FITZPATRICK
     JUN 22 1988                        --------------------------------
William M. Honey, Recorder              John Francis Fitzpatrick

                                                                          PAGE 1
                               STATE OF DELAWARE



                                     [LOGO]



                          OFFICE OF SECRETARY OF STATE


                               ------------------


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF BROADCASTING PARTNERS OF CHARLOTTE, INC. FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF JUNE, A.D. 1998, AT 10 O'CLOCK A.M.





[SEAL]                                       /s/ MICHAEL HARKINS
                                             -----------------------------------
                                             Michael Harkins, Secretary of State


                                             AUTHENTICATION:      1756580
                                                       DATE:      06/21/1988

                          CERTIFICATE OF INCORPORATION
                                       OF
                    BROADCASTING PARTNERS OF CHARLOTTE, INC.

                                   * * * * *

        I, THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify as follows:

        FIRST: The name of the Corporation is:

                    BROADCASTING PARTNERS OF CHARLOTTE, INC.

        SECOND: Its registered office is to be located at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware. The name of its registered agent at such address is The Corporation Trust Company.

        THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

        FOURTH: The total number of shares of stock which the Corporation is authorized to issue is one thousand (1,000) shares of Common Stock, $.01 par value.

        FIFTH: The name and mailing address of the single incorporator is:

        Name                              Mailing Address
        ----                              ---------------
John Francis Fitzpatrick                  1 Chase Manhattan Plaza
                                          New York, New York 10005

The power of the incorporator as such shall terminate upon the filing of this Certificate of Incorporation.

        SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the By-Laws of the Corporation.

        SEVENTH: Election of directors need not be by ballot unless the By-Laws of the Corporation so provide.

        EIGHTH: The Corporation shall, to the extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time, indemnify each person whom it may indemnify pursuant thereto. A Director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the Delaware Corporation Law as the same exists or may hereafter be amended. No repeal or modification of this Article nor, to the fullest extent permitted by law, any modification of law, shall adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

        NINTH: Each person who is or was a director or officer of the Corporation (and the heirs, executors or administrators of such person) who was or is made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law as the same exists or may hereafter be amended. The right to indemnification conferred in this Article shall also include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition to the fullest extent authorized by applicable law as the same exists or may hereafter be amended. The right to indemnification conferred in this Article shall be a contract right.

        The Corporation may, by action of its board of directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the board of directors shall determine to be appropriate and authorized by applicable law as the same exists or may hereafter be amended.

        The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability or loss incurred by such person in any such capacity, whether or not the Corporation would have the power to indemnify such person in any such capacity and whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under applicable law as the same exists or may hereafter be amended.

        The rights and authority conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation or by-laws of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise.

        TENTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation in any manner permitted by the General Corporation Law of the State of Delaware, as amended from time to time, and all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

        IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of June, 1988.


                                        /s/ JOHN FRANCIS FITZPATRICK
                                        --------------------------------
                                        John Francis Fitzpatrick



                                      -3-